Exhibit 99.1

FOR IMMEDIATE RELEASE

Timberline Announces Shareholder Approval of 2018 Options Incentive Plan

COEUR D'ALENE, ID / ACCESSWIRE / December 4, 2018 / Timberline Resources Corporation (OTCQB: TLRS; TSX-V:TBR) ("Timberline" or the "Company") today announced results of its 2018 Special Meeting of Stockholders, held on December 1, 2018 in Coeur d' Alene, Idaho. Proxies were solicited under the proxy statement filed with the Securities and Exchange Commission on October 22, 2018. The Company received overwhelming approval for all proposals submitted to stockholders as follows:

The Company's 2018 Stock and Incentive Plan which is subject to TSX Venture Exchange approval, allows that the aggregate number of shares that may be issued under all awards under the Plan shall equal 8,000,000 Shares, of which no greater than 7,000,000 Shares may be issued pursuant to the exercise of Options.

About Timberline Resources

Timberline Resources Corporation is focused on advancing district-scale gold exploration and development projects in Nevada. These include its 23 square-mile Eureka property, comprising the Lookout Mountain, Windfall, and Oswego projects which lie along three separate structural stratigraphic trends defined by distinct geochemical gold anomalies, as well as being operator of both the Paiute joint venture project with a subsidiary of Barrick Gold, and the Elder Creek joint venture with McEwen Mining. All of these properties lie on the prolific Battle Mountain-Eureka gold trend. Timberline also owns the Seven Troughs property in Northern Nevada, which is one of the state's highest-grade former producers. Timberline has increased its owned and controlled mineral rights in Nevada to over 43 square miles (27,500 acres). Detailed maps and NI 43-101 estimated resource information for the Eureka property may be viewed at http://timberlineresources.co/.

Timberline is listed on the OTCQB where it trades under the symbol "TLRS" and on the TSX Venture Exchange where it trades under the symbol "TBR".

Forward-looking Statements

Statements contained herein that are not based upon current or historical fact are forward-looking in nature and constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties. These include, but are not limited to, statements regarding the advancement of projects, and exploration potential. When used herein, the words "anticipate," "believe," "estimate," "upcoming," "plan," "target", "intend" and "expect" and similar expressions, as they relate to Timberline Resources Corporation, its subsidiaries, or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. There are no assurances that the Company will complete the earn-in on the Elder Creek project as contemplated or at all. Factors that could cause or contribute to risks involving forward-looking statements include, but are not limited to, changes in the Company's business and other factors, including risk factors discussed in the Company's Form 10-Q for the quarter ended June 30, 2018. Except as required by law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accept responsibility for the adequacy or accuracy of this release.

For Further Information Please Contact:

Steven A. Osterberg

President and CEO

Tel:   208-664-4859

E-mail:  info@timberline-resources.com

Website:  www.timberline-resources.com